Seneca Global Fund 10-K

EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Seneca Global Fund, L.P. (“Fund”), on Form 10-K for the year ended December 31, 2014 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Carl A. Serger, Chief Financial Officer of Steben & Company, Inc., the General Partner of the Fund, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 26, 2015

By:	/s/ Carl A. Serger
Carl A. Serger
Chief Financial Officer of the General Partner
(Principal Financial and Accounting Officer)